FEBRUARY 6, 2015

SUPPLEMENT TO

HARTFORD SMALLCAP GROWTH HLS FUND

(A SERIES OF HARTFORD HLS SERIES FUND II, INC.)

PROSPECTUS, DATED MAY 1, 2014, AS LAST SUPPLEMENTED JANUARY 7, 2015 AND SUMMARY PROSPECTUS, DATED MAY 1, 2014

Effective as of the close of business on March 6, 2015, the Hartford SmallCap Growth HLS Fund (the “Fund”) is closed to new investors until further notice.

No purchases of the Fund’s shares will be allowed after that time, other than:

•                  purchases by insurance company separate accounts that have made the Fund available to participants on or before March 6, 2015;

•                  purchases by qualified employee benefit plans that have made the Fund available to participants on or before March 6, 2015;

•                  purchases through reinvestment of dividends; and

•                  purchases by certain insurance company separate accounts and qualified employee benefit plans that have been pre-approved by Hartford Funds Distributors, LLC, prior to the close of business on March 6, 2015 to purchase shares of the Fund.

Investments by currently invested separate accounts and qualified employee benefit plans may be made on behalf of existing and future participants.  Investors should contact their financial professional to determine whether they are eligible to purchase shares of the Fund after March 6, 2015.  If you believe you are eligible to purchase shares of the Fund, you may be required to provide appropriate proof of eligibility. The Fund reserves the right to: (i) reject any purchase order if it believes that acceptance of such order would interfere with its ability to be effectively managed; (ii) reopen to new investors at a future date; and (iii) make additional exceptions, limit the above exceptions, or otherwise modify the foregoing closure policy for any reason. You may obtain additional information by calling Hartford Funds at 1-888-843-7824.

This Supplement should be retained with your Prospectus and Summary Prospectus for future reference.

February 2015